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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO.1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 5, 2000
                Date of Report (Date of earliest event reported)

                             U.S. Technologies Inc.
               (Exact name of Registrant as Specified in Charter)

              Delaware              0-15960                73-1284747
          (State or Other         (Commission             (IRS Employer
          Jurisdiction of         File Number)         Identification No.)
          Incorporation)

          1130 Connecticut Avenue, NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                 (202) 466-3100
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

This amendment is being filed to revise items (a) and (b) in Item 7 in the initial filing of this Form 8-K. Except as amended below, the Form 8-K is unchanged.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Item 7(a)

No financial statements with respect to the acquisition of Webmilestones.com, LLC are required to be filed as the acquisition did not meet the minimum 20% significant subsidiary conditions of Rule 3-05 of Regulation S-X.

Item 7(b)

No pro forma financial statements with respect to the acquisition of Webmilestones.com, LLC are required to be filed as the acquisition did not meet the minimum 20% significant subsidiary conditions of Rule 3-05 of Regulation S-X.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. TECHNOLOGIES INC.


                                             By: /s/ C. Gregory Earls
                                                -----------------------------
                                                      C. Gregory Earls
                                                 Chairman and Chief Executive
                                                 Officer

Dated:   March 27, 2001
         Washington, DC


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